CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 10.17

EXCLUSIVE LICENSE AGREEMENT

This Agreement is effective as of September 23, 2015 (the “Effective Date”), by and between Harbour Antibodies B.V., a Netherlands corporation located at Erasmus MC Building EE, Room 07-22, Wytemaweg 80, 3015 CN Rotterdam, The Netherlands (“Harbour”), and Surface Oncology, Inc., a Delaware corporation located at 215 First Street, Suite 400-S, Cambridge, MA 02142, USA (“Surface”). Harbour and Surface are each sometimes referred to herein as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Harbour is the exclusive licensee of materials and related patent rights to certain CD47 antibody molecules and has the exclusive right to grant licenses under said Patent Rights;

WHEREAS, Harbour desires to sublicense such materials and patent rights to Surface and Surface desires to obtain a license upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, Harbour and Surface hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Affiliate” shall mean any entity which directly or indirectly controls, or is controlled by, or is under common control with, Surface. The term “control” as used herein means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; or (b) with the power to direct the management and policies of such entities.

1.2 “Combination Product” shall mean any Licensed Product sold or used in combination with one or more other therapeutically active ingredients which are not Licensed Products.

1.4 “Field” shall mean all fields.

1.5 “First Commercial Sale” means, with respect to a Licensed Product and a country, the first sale to a Third Party of such Licensed Product in such country.

1.6 “GLP” shall mean the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by other regulatory authorities, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.7 “GLP-Toxicology Study” means a pre-clinical study conducted in accordance with GLP standards to support an IND filing.

1.8 “Harbour Materials” shall mean the biological materials set forth on Exhibit A, and any [***] Exhibit A may be amended upon the mutual written agreement among the Parties.

1.9 “IND” means an Investigational New Drug application (as more fully defined in 21 C.F.R. Part 312, et. seq.) filed with the FDA, or the equivalent application filed with any equivalent agency or governmental authority.

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EXCLUSIVE LICENSE AGREEMENT

1.10 “Licensed Product” shall mean any product that:

(a) the manufacture, use, sale, offer for sale or import of which, but for the licenses granted herein, would infringe a Valid Claim of the Patent Rights; or

(b) uses or incorporates any Harbour Materials.

1.11 “Major Market Country” means the [***]

1.12 “Net Sales” shall mean the [***]

1.13 “Patent Rights” shall mean:

(a) the United States and international patent applications and provisional applications listed on Exhibit B;

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EXCLUSIVE LICENSE AGREEMENT

(b) any patent applications claiming priority from the provisional applications listed on Exhibit B, and any direct or indirect divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Exhibit B and of such patent applications claiming priority from the provisional applications listed on Exhibit B, to the extent the claims are directed to subject matter specifically described in the patent applications listed on Exhibit B, and the resulting patents;

(c) any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents, including, without limitation supplementary protection certificates) of the patents described in clauses (a) and (b) above; and

(d) international (non-United States) patent applications and provisional applications filed after the Effective Date and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in clauses (a), (b) and (c) above, and the resulting patents.

1.14 “Reporting Period” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.15 “Sublicensee” shall mean any non-Affiliate sublicensee of the rights granted by Surface pursuant to Section 2.2.

1.16 “Term” shall mean the term of this Agreement, which shall commence on the Effective Date and shall remain in effect until the expiration of the last to expire Royalty Term, unless earlier terminated in accordance with the provisions of this Agreement.

1.17 “Territory” shall mean worldwide.

1.18 “Valid Claim” shall mean [***]

ARTICLE 2

GRANT OF RIGHTS

2.1 License Grants.

(a) Subject to the terms and conditions of this Agreement, Harbour hereby grants to Surface and its Affiliates for the Term a royalty-bearing, exclusive license, with the right to sublicense through multiple tiers, under the Harbour Materials and Patent Rights, to develop, have developed, make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import and have imported Licensed Products in the Field in the Territory.

(b) Harbour acknowledges and agrees that, during the Term, it shall not directly or indirectly grant any licenses or other rights inconsistent with this Section 2.1.

2.2 Sublicenses. Surface shall have the right to grant sublicenses of the rights and licenses granted to Surface hereunder through multiple tiers. Surface shall incorporate terms and conditions into its sublicense agreements sufficient to enable Surface to comply with this Agreement. Surface shall promptly furnish Harbour with a fully signed photocopy of any sublicense agreement.

2.3 No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon Surface by implication, estoppel, or otherwise as to any biological materials or patent rights of Harbour other than the Patent Rights and Harbour Materials.

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EXCLUSIVE LICENSE AGREEMENT

ARTICLE 3

COMPANY DILIGENCE OBLIGATIONS

3.1 Diligence Requirements. Surface shall use commercially reasonable efforts, or shall cause one or more of its Affiliates and Sublicensees to use commercially reasonable efforts, to [***]

3.2 Reporting. Within [***] days after the end of each calendar year and until First Commercial Sale, Surface shall furnish Harbour with a written report summarizing the efforts during the immediately preceding calendar year to develop and commercialize Licensed Products.

ARTICLE 4

ROYALTIES AND PAYMENT TERMS

4.1 Consideration for Grant of Rights.

(a) License Issue. Surface shall pay to Harbour on the Effective Date a license issue fee of One Hundred Twenty-Five Thousand U.S. dollars (U.S. $125,000).

(b) Annual Fee. Commencing on the first anniversary of the Effective Date and ending upon First Commercial Sale, Surface shall pay to Harbour an annual fee of [***] U.S. dollars [***] payable by each anniversary date of the Effective Date.

(c) Running Royalties. Surface shall pay to Harbour a royalty of [***] percent [***] on Net Sales of Licensed Products sold by Surface, Affiliates and Sublicensees. Running royalties shall be payable for each Reporting Period and shall be due to Harbour within [***] days of the end of each Reporting Period.

(d) Duration of Royalty Obligations. The royalty obligations of Surface shall continue on a country-by-country basis (a) as to each Licensed Product, until the later of (i) expiration or termination of the last to expire of a Valid Claim within Patent Rights that covers such Licensed Product in that country, and (ii) ten (10) years from the date of First Commercial Sale in such country (the “Royalty Term”). Upon expiration of the Royalty Term with respect to a Licensed Product in a country, the license grants contained in Sections 2.1 shall become fully paid-up, royalty-free, perpetual and irrevocable for such Licensed Product in such country.

(e) Milestones. Surface shall pay to Harbour the applicable milestone payment listed in the table below for each Licensed Product after achievement of each milestone event. Surface shall provide Harbour with written notice and such milestone payment within [***] days after achieving each milestone. Each such milestone payment shall be payable only once for each Licensed Product.

Milestone Event	Milestone Payment
[***]	[***]

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EXCLUSIVE LICENSE AGREEMENT

(f) Method of Payment. All payments under this Agreement should be made as set forth pursuant to the Harbour invoice instructions or if no invoice, pursuant to Section 14.1.

(g) Payments in U.S. Dollars. All payments due under this Agreement shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable Reporting Period. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of Net Sales. Any payments made by Licensee under this Agreement are exclusive of any value added or similar tax imposed upon such payments, which shall be added thereon as applicable. Where VAT is properly added to a payment made under this Agreement, Licensee will pay the amount of VAT only on receipt of a valid tax invoice issued in accordance with the laws and regulations of the country in which the VAT is chargeable.

(h)

(i) Late Payments. Any payments by Surface that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at [***] percentage [***] above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

ARTICLE 5

REPORTS AND RECORDS

5.1 Frequency of Reports.

(a) Upon First Commercial Sale of a Licensed Product. Surface shall report to Harbour the date of First Commercial Sale of a Licensed Product within [***] days of occurrence in each country.

(b) After First Commercial Sale. After the First Commercial Sale of a Licensed Product, Surface shall deliver reports to Harbour within [***] days of the end of each Reporting Period, containing information concerning the immediately preceding Reporting Period, as further described in Section 5.2.

5.2 Content of Reports and Payments. Each report delivered by Surface to Harbour shall contain at least the following information for the immediately preceding Reporting Period:

(a) the number of Licensed Products sold by Surface, its Affiliates and Sublicensees to independent third parties in each country;

(b) the gross price charged by Surface, its Affiliates and Sublicensees for each Licensed Product in each country;

(c) calculation of Net Sales for the applicable Reporting Period in each country, including, without limitation, a listing of applicable deductions; and

(d) total royalty payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion.

If no amounts are due to Harbour for any Reporting Period, the report shall so state.

5.3 Records. Surface shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records relating to amounts payable to Harbour in relation to this Agreement. The relevant entity shall retain such records for at least [***] years following the end of the calendar year to which they pertain, during which time a certified, , independent public accountant

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EXCLUSIVE LICENSE AGREEMENT

selected by Harbour and reasonably acceptable to Surface shall have the right, at Harbour’s expense, to inspect such records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section 5.3 reveals an underpayment in excess of [***] percent [***], Surface shall bear the full out-of-pocket cost of such audit and shall remit any amounts due to Harbour within [***] days of receiving notice thereof from Harbour.

5.4 Confidentiality. The information, reports and records provided by Surface hereunder shall be regarded as Surface’s confidential information and Harbour hereby covenants that it shall not use or disclose any information included in such reports for any purpose other than determining whether Surface, its Affiliates and Sublicensees have complied with their obligations under this Agreement. Harbour further agrees that, until such time as such information is no longer confidential through no fault of Harbour, it shall maintain such reports and any information included therein in strict confidence and treat such information in a manner at least as restrictive as its manner of treating its own confidential information of similar nature and in any event not less than with a reasonable degree of care. The foregoing notwithstanding, without the consent of Surface, Harbour may comply with disclosure requirements of all applicable laws relating to its business, including, without limitation, international United States and state securities exchange laws, provided that Harbour reasonable prior notice to Surface of such disclosure and cooperates with Surface to obtain confidential treatment of such disclosure when and where available.

ARTICLE 6

PATENT PROSECUTION

6.1 Responsibility for and Ownership of Patent Rights. Harbour hereby appoints Surface as its agent to prepare, file, prosecute, maintain and defend in all agency proceedings (e.g., reissues, reexaminations, oppositions and interferences) all of the Patent Rights during the Term. Surface shall copy Harbour on all patent prosecution documents and give Harbour reasonable opportunities to advise Surface on such filing, prosecution and maintenance. In the event Surface desires to abandon any patent or patent application within the Patent Rights, Surface shall provide Harbour with reasonable prior written notice of such intended abandonment or decline of responsibility. If Harbour elects to continue such patent or patent application, the Parties shall consult and Surface may elect to retain responsibility therefor. Otherwise, the right to prepare, file, prosecute, maintain and defend the relevant Patent Rights, at Harbour’s expense, shall revert to Harbour. In such event, such Harbour paid-for rights shall be removed from the definition of Patent Rights under this Agreement and the licenses granted to Surface and its Affiliates as to such rights shall terminate.

6.2 Payment of Expenses. Payment of all fees and costs, including, without limitation, attorneys fees, for the filing, prosecution and maintenance of the Patent Rights incurred by Harbour before the Effective Date shall be the responsibility of Surface. Surface shall be responsible for the payment of all fees and costs, including, without limitation, attorneys fees, for the filing, prosecution and maintenance of Patent Rights for which it is responsible pursuant to Section 6.1.

6.3 Patent Extensions and Orange Book Listings. If elections with respect to obtaining patent term extensions (including, without limitation, any available pediatric extensions) or supplemental protection certificates or their equivalents in any country with respect to Patent Rights are available, Surface shall have the sole and exclusive right to make any such elections based on Licensed Products. With respect to data exclusivity periods (such as those periods listed in the FDA’s Orange Book (including, without limitation, any available pediatric extensions) or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or orphan exclusivity periods, and all equivalents in any country), Surface shall have the sole and exclusive right to seek and maintain all such

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EXCLUSIVE LICENSE AGREEMENT

data exclusivity periods available for the Licensed Products. With respect to all of the rights and activities identified in this Section 6.3, Harbour hereby appoints Surface as its agent for such purposes with the authority to act on Harbour’s behalf with respect to the Patent Rights in a manner consistent with this Agreement.

ARTICLE 7

INFRINGEMENT

7.1 Notification of Infringement. Each Party agrees to provide written notice to the other Party promptly after becoming aware of any activity which it reasonably believes constitutes infringement of the Patent Rights by a third party and of any available evidence thereof.

7.2 Right to Prosecute Infringements.

(a) Surface Right to Prosecute. Surface shall have the first and exclusive right, but not the obligation, under its own control and at its own expense, to prosecute any third party infringement of the Patent Rights, subject to Sections 7.2(b) and 7.4. The total cost of any such infringement action commenced or defended solely by Surface shall be borne by Surface.

(b) Harbour Right to Prosecute. If within [***] after having been notified of any alleged infringement that is material and competitive in the marketplace Surface is unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, then Harbour shall have the right, but shall not be obligated, under its own control and at its own expense, to prosecute any infringement of the Patent Rights.

7.3 Declaratory Judgment Actions. If a declaratory judgment action is brought naming Harbour or Surface or any of its Affiliates or Sublicensees as a defendant and alleging invalidity, unenforceability or non-infringement of any Patent Rights, Surface or Harbour, as the case may be, shall promptly notify the other Party in writing and Surface may elect, upon written notice to Harbour within [***] days after receiving or giving notice of the commencement of such action, to take over the sole control of such action at its own expense. If Surface does not defend any such action, then Harbour shall have the right, but shall not be obligated, to defend such action at Harbour’s expense.

7.4 Recovery. In the event that either Party exercises the rights conferred in this Article 7 and recovers any damages or other sums in such action, such damages or other sums recovered shall first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith (including, without limitation, attorneys fees). If such recovery is insufficient to cover all such costs and expenses of both Parties, the controlling Party’s costs shall be paid in full first before any of the other Party’s costs. If after such reimbursement any funds shall remain from such damages or other sums recovered, such funds shall be [***]

7.5 Cooperation. Each Party agrees to cooperate in any action under this Article 7 which is controlled by the other Party, including, without limitation, joining such action as a party plaintiff if necessary or desirable for initiation or continuation of such action; provided that the controlling Party reimburses the cooperating Party promptly for any reasonable costs and expenses incurred by the cooperating Party in connection with providing such assistance.

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EXCLUSIVE LICENSE AGREEMENT

7.6 Patent Certifications. Harbour shall notify and provide Surface with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of a Patent Right pursuant to a Paragraph IV Patent Certification by a third party filing an Abbreviated New Drug Application, an application under §505(b)(2) or any other similar patent certification by a third party, and any foreign equivalent thereof. Such notification and copies shall be provided to Surface within [***] business days after Harbour receives such certification.

ARTICLE 8

INDEMNIFICATION AND INSURANCE

8.1 Indemnification.

(a) Surface hereby agrees to indemnify, defend (by counsel reasonably acceptable to Harbour) and hold harmless Harbour and any parent, subsidiary or other affiliated entity and their trustees, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “Harbour Indemnitees”) from and against all damages, liabilities, losses and other expenses, including, without limitation, reasonable attorney’s fees, expert witness fees and costs, regarding any claims, suits or proceedings brought by a third party, whether or not a lawsuit or other proceeding is filed (collectively “Claim”), that arise out of or relate to (a) any Licensed Product that is made, used, sold, imported, or performed by Surface, its Affiliates and sublicenses pursuant to any right or license granted under this Agreement, (b) Surface’s breach of any obligation, representation or warranty pursuant to Article 11, and (c) the negligent or willful acts or omissions of Surface, except that Surface’s liability for damages under its indemnity shall be reduced or apportioned to the extent any claim [***]

(b) Harbour will indemnify Surface, its Affiliates and sublicensees, and their respective directors, officers, employees and agents (collectively, the “Surface Indemnitees”), and defend and hold each of them harmless, from and against any and all Claims that arise out of or relate to (a) a Harbour Indemnitee’s negligence or willful misconduct or (b) Harbour’s breach of any obligation, representation, warranty, or covenant pursuant to Section 2.1(b), 5.4 or 9.1, except that Harbour’s liability for damages under its indemnity shall be reduced or apportioned to the extent any claim [***]

(c) To be eligible to be indemnified as described in this Article 8, each of the indemnitees seeking to be indemnified shall provide the indemnifying Party with prompt notice of any claim (with a description of the claim and the nature and amount of any such loss) giving rise to the indemnification obligation pursuant to Section 8.1(a) or 8.1(b), as the case may be, and the exclusive ability to defend such claim (with the reasonable cooperation of the indemnitee(s)). Each indemnitee shall have the right to retain its own counsel, at its own expense, if representation by the counsel of the indemnifying Party would be inappropriate due to actual or potential differing interests between such indemnitee(s) and the indemnifying Party. Neither the indemnitee(s) nor the indemnifying Party shall settle or consent to the entry of any judgment with respect to any claim for losses for which indemnification is sought without the prior written consent of the other (not to be unreasonably withheld or delayed); provided however, that the indemnifying Party shall have the right to settle or compromise any claim for losses without such prior written consent if the settlement or compromise provides for a full and unconditional release of the indemnitee(s) and is not materially prejudicial to any indemnitee’s rights.

8.2 Insurance. Surface shall obtain and carry in full force and effect commercial general liability insurance, including, without limitation, product liability and errors and omissions insurance which shall protect such Party and indemnitees with respect to events covered by Section 8.1. The limits of such insurance shall not be less than [***] per occurrence with an aggregate of [***] for bodily injury including death; [***] per occurrence with an aggregate of [***] for property damage;

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EXCLUSIVE LICENSE AGREEMENT

and [***] per occurrence with an aggregate of [***] for errors and omissions. Upon request, Surface shall provide the other Party with Certificates of Insurance evidencing compliance with this Section 8.2. Surface shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement and thereafter for a period of [***] years.

ARTICLE 9

REPRESENTATIONS OR WARRANTIES

9.1 Representations and Warranties. Harbour represents and warrants that: (a) it has the power and authority to grant the licenses provided for herein to Surface, and that it has not earlier granted, or assumed any obligation to grant, any rights in the Patent Rights to any third party that would conflict with the rights granted to Surface herein; and (b) this Agreement constitutes the legal, valid and binding obligation of Harbour, enforceable against such Harbour in accordance with its terms.

9.2 Disclaimer of Warranties. EXCEPT AS OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, HARBOUR MAKES NO OTHER WARRANTIES CONCERNING PATENT RIGHTS, HARBOUR MATERIALS OR ANY OTHER MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR ARISING OUT OF COURSE OF CONDUCT OR TRADE CUSTOM OR USAGE, AND HARBOUR DISCLAIMS ALL SUCH EXPRESS OR IMPLIED WARRANTIES. HARBOUR MAKES NO WARRANTY OR REPRESENTATION AS TO THE VALIDITY OR SCOPE OF PATENT RIGHTS, OR THAT ANY LICENSED PRODUCT OR HARBOUR MATERIAL SHALL BE FREE FROM AN INFRINGEMENT ON PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. FURTHER, HARBOUR HAS MADE NO INVESTIGATION AND MAKES NO REPRESENTATION THAT THE PATENT RIGHTS OR HARBOUR MATERIALS ARE SUITABLE FOR COMPANY’S PURPOSES.

9.3 Limitation of Liability. EXCEPT FOR EITHER PARTY’S INDEMNITY OBLIGATIONS UNDER SECTION 8.1, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER. HARBOUR’S AGGREGATE LIABILITY, IF ANY, FOR ALL DAMAGES OF ANY KIND RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER SHALL NOT EXCEED THE AMOUNT PAID BY HARBOUR TO SURFACE UNDER THIS AGREEMENT. THE FOREGOING EXCLUSIONS AND LIMITATIONS SHALL APPLY TO ALL CLAIMS AND ACTIONS OF ANY KIND AND ON ANY THEORY OF LIABILITY, WHETHER BASED ON CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), OR ANY OTHER GROUNDS, AND REGARDLESS OF WHETHER THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PARTIES FURTHER AGREE THAT EACH WARRANTY DISCLAIMER, EXCLUSION OF DAMAGES OR OTHER LIMITATION OF LIABILITY HEREIN IS INTENDED TO BE SEVERABLE AND INDEPENDENT OF THE OTHER PROVISIONS SINCE THEY EACH REPRESENT SEPARATE ELEMENTS OF RISK ALLOCATION BETWEEN THE PARTIES.

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EXCLUSIVE LICENSE AGREEMENT

ARTICLE 10

ASSIGNMENT

This Agreement is personal to Surface and no rights or obligations may be assigned by Surface without the prior written consent of Harbour. Harbour and Surface (notwithstanding the foregoing) may assign its rights and obligations under this Agreement (a) to a successor in connection with the merger, consolidation, reorganization or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates or (b) to an Affiliate without prior written consent of the other Party.

ARTICLE 11

GENERAL COMPLIANCE WITH LAW

11.1 Compliance with Laws. Surface shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of Licensed Products.

11.2 Export Control. Surface and its Affiliates and Sublicensees shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including, without limitation, all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. Surface hereby gives written assurance that it shall comply with, and shall cause its Affiliates and Sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it shall indemnify, defend, and hold Harbour harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3 Non-Use of Surface. Surface and its Affiliates and Sublicensees shall not use the name of “Harbour” or any variation, adaptation, or abbreviation thereof, or of any of its officers, employees, or agents, or any trademark owned by Harbour, or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of Harbour. The foregoing notwithstanding, without the consent of Harbour, Surface may indicate that it is licensed by Harbour under the Patent Rights and identify the inventors, their affiliation with Harbour, and their relationship to Surface, and further, Surface may comply with disclosure requirements of all applicable laws relating to its business, including, without limitation, United States and state securities laws.

11.4 Marking of Licensed Products. To the extent commercially feasible and consistent with prevailing business practices, Surface shall mark, and shall cause its Affiliates and Sublicensees to mark, all Licensed Products that are manufactured or sold under this Agreement with the number of each issued patent under the Patent Rights that applies to such Licensed Product.

ARTICLE 12

TERMINATION

12.1 Voluntary Termination by Surface. Surface shall have the right to terminate this Agreement, for any reason, upon at least [***] prior written notice to Harbour, such notice to state the date at least [***] in the future upon which termination is to be effective.

12.2 Termination for Default.

(a) Nonpayment. In the event Surface fails to pay any undisputed amounts due and payable to Harbour hereunder, and fails to make such payments within [***] days after receiving written notice of such failure, Harbour may terminate this Agreement immediately upon written notice to Surface, subject to completion of the dispute resolution process set forth in Article 13 and subsequent cure.

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EXCLUSIVE LICENSE AGREEMENT

(b) Material Breach. In the event Surface commits a material breach of its obligations under this Agreement, except for breach as described in Section 12.2(a), and fails to cure that breach within [***] days after receiving written notice thereof, Harbour may terminate this Agreement immediately upon written notice to Surface, subject to completion of the dispute resolution process set forth in Article 13 and subsequent cure.

12.3 Effect of Expiration or Termination.

(a) Survival. The following provisions shall survive the expiration or termination of this Agreement: Article 1, Article 8, Article 9, Article 13 and Article 14, and Sections 4.1(d), 5.2 (but only with respect to obligation to provide final report and payment), 5.3, 11.1, 11.2 and 12.3.

(b) Inventory. Upon the early termination of this Agreement, Surface and its Affiliates and Sublicensees may complete and sell any work-in-progress and inventory of Licensed Products that exist as of the effective date of termination, provided that (i) Surface pays Harbour the applicable running royalty or other amounts due on such sales of Licensed Products in accordance with the terms and conditions of this Agreement, and (ii) Surface and its Affiliates and Sublicensees shall complete and sell all work-in-progress and inventory of Licensed Products within [***] after the effective date of termination.

(c) Sublicenses. Upon termination of this Agreement for any reason, at the election of the applicable sublicensee, the sublicense granted hereunder to such sublicensee that was in effect immediately prior to termination of this Agreement will survive such termination, with Harbour as the sublicensee’s direct licensor, provided that such sublicensee is not then in default of any of its obligations under its sublicense agreement with Surface at the effective date of termination and provided the sublicensee agrees to directly pay Harbour any unpaid milestones and royalties that would have been due Harbour from Surface in accordance with Articles 4 and 5 of this Agreement .

(d) Expiration or termination of this Agreement for any reason shall not relieve either Party of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration.

ARTICLE 13

DISPUTE RESOLUTION

13.1 Mandatory Procedures. If after negotiations in person between their respective senior management the Parties are unable to resolve any dispute arising out of or relating to this Agreement, then the dispute shall be resolved solely by means of the procedures set forth in this Article 13, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If either Party fails to observe the procedures of this Article 13, as may be modified by their written agreement, the other Party may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2 Equitable Remedies. Although the procedures specified in this Article 13 are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either Party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3 Dispute Resolution Procedures. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding confidential arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”), and the procedures set forth below. In the event of any inconsistency between the Rules of AAA and the procedures set forth below, the procedures set forth below shall control. Judgment upon the award rendered by the arbitrators may be enforced in any court having jurisdiction thereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

(a) The location of the arbitration shall be in the Suffolk County, Massachusetts. Harbour and Surface hereby irrevocably submit to the exclusive jurisdiction and venue of the AAA arbitration panel selected by the Parties and located in Boston, Massachusetts for any dispute regarding this Agreement, and to the exclusive jurisdiction and venue of the federal and state courts located in Boston, Massachusetts for any action or proceeding to enforce an arbitration award or as otherwise provided in Section 13.3(e), and waive any right to contest or otherwise object to such jurisdiction or venue.

(b) The arbitration shall be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the Parties, this Agreement, and the outcome of the arbitration. Each Party shall appoint one neutral arbitrator, and these two arbitrators so selected by the Parties shall then select the third arbitrator, and all arbitrators must have reasonably sufficient and relevant experience in mediating or arbitrating cases regarding the same or substantially similar subject matter as the dispute between Harbour and Surface. If one Party has given written notice to the other Party as to the identity of the arbitrator appointed by the Party, and the Party thereafter makes a written demand on the other Party to appoint its designated arbitrator within the next ten days, and the other Party fails to appoint its designated arbitrator within ten days after receiving said written demand, then the arbitrator who has already been designated shall appoint the other two arbitrators.

(c) The arbitrators shall decide any disputes and shall control the process concerning these pre-hearing discovery matters. Pursuant to the Rules of AAA, the Parties may subpoena witnesses and documents for presentation at the hearing.

(d) Prompt resolution of any dispute is important to both Parties; and the Parties agree that the arbitration of any dispute shall be conducted expeditiously. The arbitrators are instructed and directed to assume case management initiative and control over the arbitration process (including, without limitation, scheduling of events, pre-hearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the dispute.

(e) The arbitrators may grant any legal or equitable remedy or relief that the arbitrators deem just and equitable, to the same extent that remedies or relief could be granted by a state or federal court, provided however, that no punitive damages may be awarded. No court action shall be maintained seeking punitive damages. The decision of any two of the three arbitrators appointed shall be binding upon the Parties. Notwithstanding anything to the contrary in this Agreement, prior to or while an arbitration proceeding is pending, either Party has the right to seek and obtain injunctive and other equitable relief from a court of competent jurisdiction to enforce that Party’s rights hereunder.

(f) The expenses of the arbitration, including, without limitation, the arbitrators’ fees, expert witness fees, and attorney’s fees, may be awarded to the prevailing Party, in the discretion of the arbitrators, or may be apportioned between the Parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one Party is to pay for all (or a share) of such expenses, both Parties shall share equally in the payment of the arbitrators’ fees as and when billed by the arbitrators.

(g) Notwithstanding the foregoing, any disputes arising hereunder with respect to the inventorship, validity, enforceability or other aspect of intellectual property rights shall be resolved by a court of competent jurisdiction and not by arbitration.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

(h) Except as set forth below and as necessary to obtain or enforce a judgment upon any arbitration award, the Parties shall keep confidential the fact of the arbitration, the dispute being arbitrated, and the decision of the arbitrators. Notwithstanding the foregoing, the Parties may disclose information about the arbitration to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, actual or potential collaborators or corporate partners of Surface, actual or potential acquirors of Surface, and others who may be directly affected provided that such persons are bound to keep such information confidential. Additionally, if a Party has stock which is publicly traded, the Party may make such disclosures as are required by applicable securities laws, but shall use commercially reasonably efforts to seek confidential treatment for such disclosure.

13.4 Performance to Continue. Each Party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a Party may suspend performance of its undisputed obligations during any period in which the other Party fails or refuses to perform its undisputed obligations.

13.5 Statute of Limitations. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Section 13.5 are pending. The Parties shall cooperate in taking any actions necessary to achieve this result.

ARTICLE 14

MISCELLANEOUS

14.1 Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the Parties:

If to Harbour:	Dr. F. G. Grosveld
Harbour Antibodies BV
PO Box 2040
3015 CN, Rotterdam
The Netherlands

With a copy to:
Heather Schwoebel
Heather@Harbourantibodies.com

If to Surface:

Surface Oncology, Inc.
215 First Street, Suite 400-S
Cambridge, MA 02142
Attention: CEO
Fax: [***]

All notices under this Agreement shall be deemed effective upon receipt. A Party may change its contact information immediately upon written notice to the other Party in the manner provided in this Section 14.1.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

14.2 Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts , without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

14.3 Force Majeure. Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including, without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

14.4 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

14.5 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the Parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent. If the Parties fail to reach a modified agreement within [***] days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the Parties.

14.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and assigns.

14.7 Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

14.8 Prior Agreements; Entirety. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter including the Material Transfer and Evaluation Agreement and its Amendment No.1 effective May 15, 2014.

14.9 Interpretation. The Parties hereby waive any presumptions of any statutory or common law rule relating to the interpretation of contracts against the drafter.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

Harbour Antibodies B.V.	Surface Oncology, Inc.

By: /s/ F.G. Grosveld	By: /s/ Detlev Biniszkiewicz
Name: F.G. Grosveld	Name: Detlev Biniszkiewicz
Title: Prof.dr.	Title: CEO

By: /s/ Robert Kamen
Name: Robert Kamen
Title: Director

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

EXHIBIT A

HARBOUR MATERIALS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

EXHIBIT B

PATENT RIGHTS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This first amendment (the “First Amendment”) to the Agreement (as defined below), effective as of the 4th day of January, 2016 (the “Amendment Effective Date”), is by and between Surface Oncology Inc., a Delaware corporation with its principal place of business at 215 First Street, Suite 400-S, Cambridge MA 02142, USA (“Surface”), and Harbour Antibodies B.V., a Netherlands corporation located at Erasmus MC Building EE, Room 07-22, Wytemaweg 80, 3015 CN Rotterdam, The Netherlands (“Harbour”).

WHEREAS, Surface and Harbour are parties to that certain Exclusive License Agreement dated September 23, 2015 (the “Agreement”); and

WHEREAS, Surface and Harbour desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Surface and Harbour hereby agree as follows:

1. Section 8.2 of the Agreement is hereby amended by replacing it in its entirety with the following:

“Surface shall obtain and carry in full force and effect commercial general liability insurance, including, without limitation, product liability which shall protect such Party and indemnitees with respect to events covered by Section 8.1. The limits of such insurance shall not be less than [***] per occurrence with an aggregate of [***] for bodily injury including death; and [***] per occurrence with an aggregate of [***] for property damage. Upon request, Surface shall provide the other Party with Certificates of Insurance evidencing compliance with this Section 8.2. Surface shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement and thereafter for a period of [***]”

2. Section 5.2 is hereby amended by replacing subpart (d) in its entirety with the following:

“(d) total royalty payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion, to the extent such exchange rates are reasonably available to Surface.

IN WITNESS WHEREOF, Surface and Harbour have caused this First Amendment to be executed by their respective authorized representatives as of the Amendment Effective Date.

HARBOUR ANTIBODIES B.V.		SURFACE ONCOLOGY, INC.

By:	/s/ F.G. Grosveld	By:	/s/ Nicholas Buffinger

Name:	F.G. Grosveld	Name:	Nicholas Buffinger

Title:	CSO	Title:	V.P., Corporate Development

Date:	6 January 2016	Date:	January 7, 2016

By:	/s/ Robert Kamen

Name:	Robert Kamen, PhD

Title:	Director

Date:	January 7, 2016